
Bepure 宝飘
TRAVEL TIMES
开启宝飘旅行时代

PACIFIC BEPURE INDUSTRY INC.

OTCBB: PBEP

PRESENTATION AT GLOBAL HUNTER 2010 CHINA INVESTMENT CONFERENCE
SAN FRANCISCO, CA JULY 13, 2010

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, the company's ability to accurately complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed from time to time in the Company's filings with the United States Securities and Exchange Commission and other regulatory authorities. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Equity Snapshot

Listed on OTCBB

Symbol:	PBEP
Price: (as of 07/07/2010)	$2.25
Market Cap:	$33.75mil
Shares outstanding:	15mil
Management Ownership	10.5mil (70%)
Revenue:(FY 2009)	$25.43mil
Gross Profit:(FY 2009)	$8.63mil
Earnings per share:(FY 2009)	$0.35
Revenue:(2010 Q1)	$4.73mil
Gross Profit:(2010 Q1)	$1.68mil
Earnings per share:(2010 Q1)	$0.05
Auditors:	PKF

Investment Highlights

- One of the most recognized footwear brands among Chinese female footwear consumers – world's largest consumer footwear market
- Expansion in the rapidly growing China casual & sports footwear segment [fast growing 2nd and 3rd tier cities]
- Strong distribution network in 24 provinces and high growth South American market
- Strong financial performance (36+% average annual growth in sales and net income, and growing profit margins [35%])
- Top management: owns 70%; strong industry relationships
- Attractive Valuation (6 X '09 EPS)

Company Overview

- Founded in 1993 in Jinjiang, Fujian
- OTCBB listed in the US in Nov. 2009
- Design, produce and sell domestically own-branded shoes and accessories ("Bepure") as well as provide ODM services for international sales
- Products divided into four broad scalable lines: Business Series, Urban Series, Outdoor Series, Casual Series, targeting different ages of consumers, primarily young women
- Powerful distribution network and new online store
- Continuously launching new styles (160+ in 2009)
- Additional 4 production lines under construction, completion by year end 2010 and expect to increase capacity by 50% and lower costs

Footwear Market in China

- China has been the world's largest women's footwear market in the last 15 years.
- From 1999 to 2009, the per capita annual disposable income of urban households in China grew at a CAGR of approximately 10.05% and consumer spending as measured by total retail sales value grew at a CAGR of approximately 12.56%.
- The casual sporting footwear market will reach $43 billion in 2020. That is an estimated annual compound growth rate of 15.7% over the next 10 years.



50
40
30
20
10
0
CAGR =15.7%
Casual Sporting Footwear Market Capacity
2010
2020

*Source: National Statistics Bureau , UBS Securities

Diversified Product Portfolio

Diversified into 4 main scalable series consisting of over 400 styles and colors, primarily targeted to female consumers aged 18-45 years old. Entered into the men's footwear market last year.


Outdoor Journey
户外旅行系列


Business Journey
商务旅行系列


City Journey
城市旅行系列


Freedom Journey

Urban Series

Targets consumers aged between 20-38 years old, including young female office workers and housewives, who have interests in traveling and shopping





The main styles of this series include platform shoes, height increasing shoes, hidden-heels shoes and airline hostess shoes with very thick soles and heels

Casual Series

Offers a range of classic footwear for customers who are seeking good quality and comfortable shoes





Helps customers seek relaxation. Both comfort and convenience are emphasized to match the daily wear

Business Series

Targets middle and senior female managers, white-collar and business women aged 28 - 38 years old





Applied esthetic and fashion elements to this series

Outdoor Series

Targets consumers between the ages of 18 and 38 and include both male and females who like outdoor activities, especially walking and hiking





The main styles of this series include shoes that emphasize comfort and durability

Continuous Stream of New Products

In order to capture the constantly changing fashion trends in China, we are focusing on continuously introducing new products into the market. We normally have 100-150 new styles of products coming to the market every year.



Industry Awards

- Executive Director Unit of Fujian Footwear Industry Association
- Fujian Hi-Tech Enterprise
- Well-known Trademark of Fujian Province
- Well-known Trademark of China
- Chinese Consumer Top 10 satisfactory brand award in footwear market



高新技术企业
福建省著名商标
常务副会长
BAO PIAO
中国驰名商标
副会长

"Bepure" is regularly reported as a favorite brand by Chinese consumers, especially young women

Manufacturing

- Our current manufacturing facilities (11.5k square meters) are located in Jinjiang, Fujian Province with an annual production capacity of 2 million pairs of shoes
- Jinjiang is the most developed Footwear manufacturing area in China and known as the "Capital of Footwear"
- The modernized new production facilities (57.7k square meters) in nearby Quanzhou will increase our production capacity by 50% (Completion by the end of calendar 2010)



Distribution Network in PRC Market

- 22 independent provincial distributors, each exclusively assigned to a specific province
- 5 authorized distributors in 2 provinces



Heilongjiang
Liaoning
Jilin
Shandong
Jiangsu
Shanghai
Anhui
Hubei
Zhejiang
Jiangxi
Fujian
Hunan
Guangdong
Guangxi
Yunnan
Yunnan
Sichuan
Gansu
Henan
Shanxi
Hebei
Beijing
XINJIANG UYGUR ZIZHIQU
GANSU
QINGHAI
XIZANG ZIZHIQU
(Tibet)
SICHUAN
YUNNAN
NEI MONGOL ZIZHIQU
(Inner Mongolia)
HEILONGJIANG
JILIN
LIAONING
SHANDONG
HENAN
HUBEI
HUNAN
GUANGDONG

Retail Business

We have aimed at expanding our retail business in the PRC market. Our products are sold through 81 standard Bepure stores as well as numerous wall racks, counters and supermarkets.


Bepure


Bepure宝飘


Bepure宝飘


Bepure宝飘

Geographic Segments of Revenues


2010 Q1 Sales Percentage
21.20%
30.70%
36.03%
12.07%
FY 2009 Sales Percentage
29.09%
20.26%
13.12%
37.53%
International Market
Eastern section of PRC Market
Northern section of PRC Market
Southern section of PRC Market

International Market

Growing International Sales in 2009


20%
80%
Domestic Market
International Market

- Revenue from selected fast growing segments of the international market: Brazil and Chile in South America.
- Our foreign distributor has good sales channels in Columbia, Peru and other countries in South America.
- We expect continuous growth in the South American market.

Competitive Advantages

- We manufacture and sell our products
- High brand awareness, especially in 2nd and 3rd tier cities
- Strong and Innovative R&D capabilities (160+ new products in 2009)
- Short sampling, production and delivery cycle (DIO*:14 Days), Quick response to the market
- Lower costs in sourcing and warehousing
- New, experienced online sales team
- Carefully targeted marketing efforts buttressed locally by distributors

*DIO: Days Inventory Outstanding

Management Team

Haiting Li- Chairman and Chief Executive Officer

- Founded the Company in 1993
- Served as Chairman and CEO since 2000
- Vice Chairman of QuanZhou Footwear Chamber of Commerce

Zhong Zhao- Chief Financial Officer

- Joined the Company on January 8, 2009.
- From March 2004 to December 2008,served as financial manager for a Nasdaq Listed company, Beijing Telestone Technology Corporation (NASDAQ:TSTC).
- From July 1990 to 2003, served as financial manager of Hubei Dangyang Hydraulic Engineering Bureau.

Fuhsin Chen- Director

- Mr. Chen has over 45 years of experience in the shoe making industry,
- Served as the manufacturing director for several footwear companies in early 70's.

Eric Vonk– Director

- From 2002 to 2007 he was Chairman and CEO of Gevity HR, a NASDAQ listed Company.
- Served as President and CEO of Randstad North America and a Member of the Group Executive Board of Randstad NV, the world's third largest staffing company.

Income Statement Summary

Income Statement Summary	3-Months Ended Mar 31		Fiscal Year Ended Dec 31	
($ in Millions)	2010	2009	2009	2008
Revenue	4.73	3.61	25.43	20.13
Gross Profit	1.68	1.10	8.63	7.10
Gross Margin	35.5%	30.4%	33.9%	35.2%
Operating Income	1.28	0.86	7.19	6.21
Operating Margin	27%	23.8%	28.2%	30.8%
Net Income	0.88	0.60	5.20	4.43
Net Income Margin	18.6%	16.6%	20.4%	22.0%

Financial Performance


Growth Over 36% Annually
$ In Millions
30
20
10
0
CAGR =37%
CAGR =36%
FY 2007
FY 2008
FY 2009

	FY 2007	FY 2008	FY 2009
Revenue	13.48	20.13	25.42
Net Income	2.78	4.43	5.2

Financial Performance

Financial Results Comparison for 10Q1 and 09Q1


$ In Millions
5
4
3
2
1
0
YOY GR=31%
YOY GR=46%
2009 Q1
2010 Q1

	2009 Q1	2010 Q1
Revenue	3.61	4.73
Net Income	0.6	0.88

Gross Profit Margin Comparison for 10Q1 and 09Q1


% In Percentage
36
34
32
30
28
30.62
35.56
2009 Q1
2010 Q1
Gross profit margin

Summary Balance Sheet

Balance Sheet Summary	2010	2009
($ in Millions)	Mar 31	Dec 31
Cash and cash equivalents	4.86	4.32
Current Assets	16.68	15.30
Total Liabilities	15.78	15.15
Shareholders' equity	13.57	12.72

Growth Strategy

- Further expand sales networks over new regions and encourage our existing distributors to open more stores
- Increase manufacturing capacity
- Optimize supply chain and operation
- Continue to improve gross margin by increasing in-house production and introducing more innovative products to the market
- Increase Internet sales
- Intensify promotion of "Bepure" brand through sponsoring influential local activities and launching advertising campaigns through local TV channels
- New high margin products, e.g., accessories
- Large growth steps: Consolidate casual footwear competitors via joint ventures, acquisitions

Contact Us

China Headquarters

Address: No 78 Kanglong East Road, Yangdaili, Chendai Township Jinjiang City, Fujian Province, China 362218

Tel: (86 595) 8677 0999

Fax: (86 595) 8677 5388

Web: www.baopiao.com

U.S.:

Ken Donenfeld

DGI Investor Relations

212-425-5700

donfgroup@aol.com or kdonenfeld@dgiir.com

THANK YOU